Exhibit 25

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

Statement of Eligibility Under

The Trust Indenture Act of 1939 of a

Corporation Designated to Act as Trustee

Check if an Application to Determine Eligibility of

a Trustee Pursuant to Section 305(b)(2)

U.S. BANK NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

31-0841368

I.R.S. Employer Identification No.

800 Nicollet Mall
Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

David Ferrell

U.S. Bank National Association

1349 West Peachtree Street, Suite 1050

Atlanta, GA 30309

(404) 898-8821

(Name, address and telephone number of agent for service)

Omega Healthcare Investors, Inc.

And the Subsidiary Guarantors Listed on Schedule A

(Issuer with respect to the Securities)

Maryland	38-3041398
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

200 International Circle, Suite 3500
Hunt Valley, Maryland	21030
(Address of Principal Executive Offices)	(Zip Code)

5.250% Senior Secured Notes Due 2026

(Title of the Indenture Securities)

Schedule A

Subsidiary Guarantors

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	Primary Standard Industrial Classification Code No.	I.R.S. Employer Identification No.
11900 East Artesia Boulevard, LLC	California	6798	90-0266391
1200 Ely Street Holdings Co. LLC	Michigan	6798	26-3524594
13922 Cerise Avenue, LLC	California	6798	71-0976970
1628 B Street, LLC	California	6798	30-0482286
2400 Parkside Drive, LLC	California	6798	30-0482288
2425 Teller Avenue, LLC	Colorado	6798	20-5672217
245 East Wilshire Avenue, LLC	California	6798	90-0266386
3232 Artesia Real Estate, LLC	California	6798	65-1232714
3806 Clayton Road, LLC	California	6798	90-0266403
42235 County Road Holdings Co. LLC	Michigan	6798	83-0500167
446 Sycamore Road, L.L.C.	Delaware	6798	32-0380782
48 High Point Road, LLC	Maryland	6798	27-2498824
523 Hayes Lane, LLC	California	6798	45-1777721
637 East Romie Lane, LLC	California	6798	90-0266404
Alamogordo Aviv, L.L.C.	New Mexico	6798	27-0123540
Albany Street Property, L.L.C.	Delaware	6798	61-1754256
Arizona Lessor – Infinia, LLC	Maryland	6798	32-0008074
Arkansas Aviv, L.L.C.	Delaware	6798	30-0509615
Arma Yates, L.L.C.	Delaware	6798	27-3971035
Avery Street Property, L.L.C	Delaware	6798	36-4775490
Aviv Asset Management, L.L.C.	Delaware	6798	30-0305067
Aviv Financing I, L.L.C.	Delaware	6798	11-3747125
Aviv Financing II, L.L.C.	Delaware	6798	36-4597042
Aviv Financing III, L.L.C.	Delaware	6798	36-4641210
Aviv Financing IV, L.L.C.	Delaware	6798	27-0836481
Aviv Financing V, L.L.C.	Delaware	6798	27-0836548
Aviv Foothills, L.L.C.	Delaware	6798	36-4572035
Aviv Healthcare Capital Corporation	Delaware	6798	27-4536064
Aviv Healthcare Properties Operating Partnership I, L.P.	Delaware	6798	11-3747120
Aviv Liberty, L.L.C.	Delaware	6798	36-4572034
Avon Ohio, L.L.C.	Delaware	6798	36-4601433
Bala Cynwyd Real Estate, LP	Pennsylvania	6798	27-1726563
Bayside Colorado Healthcare Associates, LLC	Colorado	6798	38-3517837
Bayside Street II, LLC	Delaware	6798	38-3519969
Bayside Street, LLC	Maryland	6798	38-3160026
Belleville Illinois, L.L.C.	Delaware	6798	32-0188341
Bellingham II Associates, L.L.C.	Delaware	6798	11-3747130
Bethel ALF Property, L.L.C.	Delaware	6798	36-4759871
BHG Aviv, L.L.C.	Delaware	6798	36-4601432
Biglerville Road, L.L.C.	Delaware	6798	35-2410897
Bonham Texas, L.L.C.	Delaware	6798	30-0358809
Bradenton ALF Property, L.L.C.	Delaware	6798	45-4444919
Burton NH Property, L.L.C.	Delaware	6798	11-3714506
California Aviv Two, L.L.C.	Delaware	6798	26-4117080
California Aviv, L.L.C.	Delaware	6798	38-3786697
Camas Associates, L.L.C.	Delaware	6798	36-4340182
Canton Health Care Land, LLC	Ohio	6798	20-1914579
Carnegie Gardens LLC	Delaware	6798	20-2442381
Casa/Sierra California Associates, L.L.C.	Delaware	6798	36-4572017

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	Primary Standard Industrial Classification Code No.	I.R.S. Employer Identification No.
CFG 2115 Woodstock Place LLC	Delaware	6798	26-1123970
Champaign Williamson Franklin, L.L.C.	Delaware	6798	36-4769741
Chardon Ohio Property Holdings, L.L.C.	Delaware	6798	37-1762860
Chardon Ohio Property, L.L.C.	Delaware	6798	61-1722650
Chatham Aviv, L.L.C.	Delaware	6798	27-0354315
Chippewa Valley, L.L.C.	Illinois	6798	36-4065826
CHR Bartow LLC	Delaware	6798	26-3708257
CHR Boca Raton LLC	Delaware	6798	26-3709390
CHR Bradenton LLC	Delaware	6798	26-3710605
CHR Cape Coral LLC	Delaware	6798	26-3710052
CHR Fort Myers LLC	Delaware	6798	26-3710399
CHR Fort Walton Beach LLC	Delaware	6798	26-3708663
CHR Lake Wales LLC	Delaware	6798	26-3708893
CHR Lakeland LLC	Delaware	6798	26-3708735
CHR Pompano Beach Broward LLC	Delaware	6798	26-3710220
CHR Pompano Beach LLC	Delaware	6798	26-3709856
CHR Sanford LLC	Delaware	6798	26-3709701
CHR Spring Hill LLC	Delaware	6798	26-3709633
CHR St. Pete Bay LLC	Delaware	6798	26-3709236
CHR St. Pete Egret LLC	Delaware	6798	26-3708588
CHR Tampa Carrollwood LLC	Delaware	6798	26-3709502
CHR Tampa LLC	Delaware	6798	26-3710161
CHR Tarpon Springs LLC	Delaware	6798	26-3708823
CHR Titusville LLC	Delaware	6798	26-3709919
Clarkston Care, L.L.C.	Delaware	6798	76-0802028
Clayton Associates, L.L.C.	New Mexico	6798	36-4572014
Colonial Gardens, LLC	Ohio	6798	26-0110549
Colonial Madison Associates, L.L.C.	Delaware	6798	38-3741678
Colorado Lessor - Conifer, LLC	Maryland	6798	32-0008069
Columbus Texas Aviv, L.L.C.	Delaware	6798	38-3735473
Columbus Western Avenue, L.L.C.	Delaware	6798	71-0960205
Colville Washington Property, L.L.C.	Delaware	6798	35-2521805
Commerce Nursing Homes, L.L.C.	Illinois	6798	36-4122632
Commerce Sterling Hart Drive, L.L.C.	Delaware	6798	27-5458991
Conroe Rigby Owen Road, L.L.C.	Delaware	6798	27-5458820
CR Aviv, L.L.C.	Delaware	6798	20-5354773
Crete Plus Five Property, L.L.C.	Delaware	6798	30-0855110
Crooked River Road, L.L.C.	Delaware	6798	27-5081057
CSE Albany LLC	Delaware	6798	20-5885886
CSE Amarillo LLC	Delaware	6798	20-5862752
CSE Arden L.P.	Delaware	6798	20-5888680
CSE Augusta LLC	Delaware	6798	20-5885921
CSE Bedford LLC	Delaware	6798	20-5886082
CSE Blountville LLC	Delaware	6798	20-8295288
CSE Bolivar LLC	Delaware	6798	20-8295024
CSE Cambridge LLC	Delaware	6798	20-5886976
CSE Cambridge Realty LLC	Delaware	6798	20-5959318
CSE Camden LLC	Delaware	6798	20-8295066
CSE Canton LLC	Delaware	6798	20-5887312
CSE Casablanca Holdings II LLC	Delaware	6798	26-0595183
CSE Casablanca Holdings LLC	Delaware	6798	20-8724466
CSE Cedar Rapids LLC	Delaware	6798	20-5884941
CSE Centennial Village, LP	Delaware	6798	20-6974959
CSE Chelmsford LLC	Delaware	6798	20-5920451

2

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	Primary Standard Industrial Classification Code No.	I.R.S. Employer Identification No.
CSE Chesterton LLC	Delaware	6798	20-5885195
CSE Claremont LLC	Delaware	6798	20-5883891
CSE Corpus North LLC	Delaware	6798	20-5186415
CSE Denver Iliff LLC	Delaware	6798	20-8037772
CSE Denver LLC	Delaware	6798	20-5884311
CSE Douglas LLC	Delaware	6798	20-5883761
CSE Elkton LLC	Delaware	6798	20-5887006
CSE Elkton Realty LLC	Delaware	6798	20-5959253
CSE Fairhaven LLC	Delaware	6798	20-8281491
CSE Fort Wayne LLC	Delaware	6798	20-5885125
CSE Frankston LLC	Delaware	6798	20-5862947
CSE Georgetown LLC	Delaware	6798	20-5886126
CSE Green Bay LLC	Delaware	6798	20-5888029
CSE Hilliard LLC	Delaware	6798	20-5887347
CSE Huntingdon LLC	Delaware	6798	20-8295191
CSE Huntsville LLC	Delaware	6798	20-5887764
CSE Indianapolis-Continental LLC	Delaware	6798	20-5885046
CSE Indianapolis-Greenbriar LLC	Delaware	6798	20-5885096
CSE Jacinto City LLC	Delaware	6798	20-5186519
CSE Jefferson City LLC	Delaware	6798	20-8295101
CSE Jeffersonville-Hillcrest Center LLC	Delaware	6798	20-5885261
CSE Jeffersonville-Jennings House LLC	Delaware	6798	20-5885346
CSE Kerrville LLC	Delaware	6798	20-8684872
CSE King L.P.	Delaware	6798	20-5888725
CSE Kingsport LLC	Delaware	6798	20-5887736
CSE Knightdale L.P.	Delaware	6798	20-5888653
CSE Lake City LLC	Delaware	6798	20-5863259
CSE Lake Worth LLC	Delaware	6798	20-5863173
CSE Lakewood LLC	Delaware	6798	20-5884352
CSE Las Vegas LLC	Delaware	6798	20-5887216
CSE Lawrenceburg LLC	Delaware	6798	20-5887802
CSE Lenoir L.P.	Delaware	6798	20-5888528
CSE Lexington Park LLC	Delaware	6798	20-5886951
CSE Lexington Park Realty LLC	Delaware	6798	20-5959280
CSE Ligonier LLC	Delaware	6798	20-5885484
CSE Live Oak LLC	Delaware	6798	20-5863086
CSE Lowell LLC	Delaware	6798	20-5885381
CSE Marianna Holdings LLC	Delaware	6798	20-1411422
CSE Memphis LLC	Delaware	6798	20-8295130
CSE Mobile LLC	Delaware	6798	20-5883572
CSE Moore LLC	Delaware	6798	20-5887574
CSE North Carolina Holdings I LLC	Delaware	6798	20-5888397
CSE North Carolina Holdings II LLC	Delaware	6798	20-5888430
CSE Omro LLC	Delaware	6798	20-5887998
CSE Orange Park LLC	Delaware	6798	20-5863371
CSE Orlando-Pinar Terrace Manor LLC	Delaware	6798	20-5863043
CSE Orlando-Terra Vista Rehab LLC	Delaware	6798	20-5863223
CSE Pennsylvania Holdings, LP	Delaware	6798	20-6974946
CSE Piggott LLC	Delaware	6798	20-5883659
CSE Pilot Point LLC	Delaware	6798	20-5862827
CSE Pine View LLC	Delaware	6798	20-5398686
CSE Ponca City LLC	Delaware	6798	20-5887495
CSE Port St. Lucie LLC	Delaware	6798	20-5863294
CSE Richmond LLC	Delaware	6798	20-5885427

3

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	Primary Standard Industrial Classification Code No.	I.R.S. Employer Identification No.
CSE Ripley LLC	Delaware	6798	20-8295238
CSE Ripon LLC	Delaware	6798	26-0480886
CSE Safford LLC	Delaware	6798	20-5883807
CSE Salina LLC	Delaware	6798	20-5885669
CSE Seminole LLC	Delaware	6798	20-5887615
CSE Shawnee LLC	Delaware	6798	20-5887524
CSE Spring Branch LLC	Delaware	6798	20-5186484
CSE Stillwater LLC	Delaware	6798	20-5887548
CSE Taylorsville LLC	Delaware	6798	20-5886196
CSE Texarkana LLC	Delaware	6798	20-5862880
CSE Texas City LLC	Delaware	6798	20-5862791
CSE The Village LLC	Delaware	6798	20-5186550
CSE Upland LLC	Delaware	6798	20-5891148
CSE Walnut Cove L.P.	Delaware	6798	20-5888502
CSE West Point LLC	Delaware	6798	20-5887119
CSE Whitehouse LLC	Delaware	6798	20-8294979
CSE Williamsport LLC	Delaware	6798	26-0480953
CSE Winter Haven LLC	Delaware	6798	20-5863327
CSE Woodfin L.P.	Delaware	6798	20-5888619
CSE Yorktown LLC	Delaware	6798	20-5885163
Cuyahoga Falls Property, L.L.C.	Delaware	6798	35-2419468
Dallas Two Property, L.L.C.	Delaware	6798	61-1746734
Danbury ALF Property, L.L.C.	Delaware	6798	27-4083747
Darien ALF Property, L.L.C.	Delaware	6798	30-0694838
Delta Investors I, LLC	Maryland	6798	54-2112455
Delta Investors II, LLC	Maryland	6798	54-2112456
Denison Texas, L.L.C.	Delaware	6798	32-0173170
Desert Lane LLC	Delaware	6798	20-3098022
Dixie White House Nursing Home, LLC	Mississippi	6798	59-3738671
Dixon Health Care Center, LLC	Ohio	6798	34-1509772
East Rollins Street, L.L.C.	Delaware	6798	38-3838004
Edgewood Drive Property, L.L.C.	Delaware	6798	32-0405276
Effingham Associates, L.L.C.	Illinois	6798	36-4150491
Elite Mattoon, L.L.C.	Delaware	6798	36-4454111
Elite Yorkville, L.L.C.	Delaware	6798	36-4454114
Encanto Senior Care, LLC	Arizona	6798	20-1669755
Falcon Four Property Holding, L.L.C.	Delaware	6798	46-3986352
Falcon Four Property, L.L.C.	Delaware	6798	30-0794160
Falfurrias Texas, L.L.C.	Delaware	6798	61-1501714
Florida ALF Properties, L.L.C.	Delaware	6798	32-0417622
Florida Four Properties, L.L.C.	Delaware	6798	35-2456486
Florida Lessor – Meadowview, LLC	Maryland	6798	56-2398721
Florida Real Estate Company, LLC	Florida	6798	20-1458431
Fort Stockton Property, L.L.C.	Delaware	6798	38-3918639
Four Fountains Aviv, L.L.C.	Delaware	6798	36-4601434
Fredericksburg South Adams Street, L.L.C.	Delaware	6798	27-5459311
Freewater Oregon, L.L.C.	Delaware	6798	36-2280966
Fullerton California, L.L.C.	Delaware	6798	36-4480527
G&L Gardens, LLC	Arizona	6798	95-4639695
Gardnerville Property, L.L.C.	Delaware	6798	37-1657201
Georgia Lessor - Bonterra/Parkview, LLC	Maryland	6798	16-1650494
Germantown Property, L.L.C.	Delaware	6798	45-4444655
Giltex Care, L.L.C.	Delaware	6798	36-4572036
Glendale NH Property, L.L.C.	Delaware	6798	61-1686455

4

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	Primary Standard Industrial Classification Code No.	I.R.S. Employer Identification No.
Golden Hill Real Estate Company, LLC	California	6798	71-0976967
Gonzales Texas Property, L.L.C.	Delaware	6798	32-0403901
Great Bend Property, L.L.C.	Delaware	6798	27-3971138
Greenbough, LLC	Delaware	6798	27-0258266
Greenville Kentucky Property, L.L.C.	Delaware	6798	30-0838127
Heritage Monterey Associates, L.L.C.	Illinois	6798	36-4056688
HHM Aviv, L.L.C.	Delaware	6798	32-0205746
Hidden Acres Property, L.L.C.	Delaware	6798	27-2457250
Highland Leasehold, L.L.C.	Delaware	6798	20-2873499
Hobbs Associates, L.L.C.	Illinois	6798	36-4177337
Hot Springs Atrium Owner, LLC	Delaware	6798	47-1359052
Hot Springs Aviv, L.L.C.	Delaware	6798	30-0470700
Hot Springs Cottages Owner, LLC	Delaware	6798	47-1371567
Hot Springs Marina Owner, LLC	Delaware	6798	47-1461931
Houston Texas Aviv, L.L.C.	Delaware	6798	36-4587739
Hutchinson Kansas, L.L.C.	Delaware	6798	51-0559326
Hutton I Land, LLC	Ohio	6798	20-1914403
Hutton II Land, LLC	Ohio	6798	20-1914470
Hutton III Land, LLC	Ohio	6798	20-1914529
Idaho Associates, L.L.C.	Illinois	6798	36-4114446
Illinois Missouri Properties, L.L.C.	Delaware	6798	35-2520792
Indiana Lessor – Wellington Manor, LLC	Maryland	6798	32-0008064
Iowa Lincoln County Property, L.L.C.	Delaware	6798	45-4445450
Jasper Springhill Street, L.L.C.	Delaware	6798	27-5458704
Kansas Five Property, L.L.C.	Delaware	6798	36-1647542
Karan Associates Two, L.L.C.	Delaware	6798	61-1514965
Karan Associates, L.L.C.	Delaware	6798	11-3747208
Karissa Court Property, L.L.C.	Delaware	6798	38-3923400
KB Northwest Associates, L.L.C.	Delaware	6798	36-4572027
Kentucky NH Properties, L.L.C.	Delaware	6798	61-1730147
Kingsville Texas, L.L.C.	Delaware	6798	37-1522939
LAD I Real Estate Company, LLC	Delaware	6798	20-1454154
Leatherman 90-1, LLC	Ohio	6798	20-1914625
Leatherman Partnership 89-1, LLC	Ohio	6798	34-1656489
Leatherman Partnership 89-2, LLC	Ohio	6798	34-1656491
Louisville Dutchmans Property, L.L.C.	Delaware	6798	61-1715555
Magnolia Drive Property, L.L.C.	Delaware	6798	30-0793756
Manor Associates, L.L.C.	Delaware	6798	36-4572020
Mansfield Aviv, L.L.C.	Delaware	6798	32-0183852
Massachusetts Nursing Homes, L.L.C.	Delaware	6798	20-2873416
McCarthy Street Property, L.L.C.	Delaware	6798	38-3855495
Meridian Arms Land, LLC	Ohio	6798	20-1914864
Minnesota Associates, L.L.C.	Delaware	6798	36-4469552
Mishawaka Property, L.L.C.	Delaware	6798	36-4734067
Missouri Associates, L.L.C.	Delaware	6798	36-4572033
Missouri Regency Associates, L.L.C.	Delaware	6798	36-4572031
Montana Associates, L.L.C.	Illinois	6798	36-4149849
Monterey Park Leasehold Mortgage, L.L.C.	Delaware	6798	32-0267202
Mount Washington Property, L.L.C.	Delaware	6798	45-5010153
Mt. Vernon Texas, L.L.C.	Delaware	6798	35-2270167
Murray County, L.L.C.	Delaware	6798	36-4708756
Muscatine Toledo Properties, L.L.C.	Delaware	6798	36-4777497
N.M. Bloomfield Three Plus One Limited Company	New Mexico	6798	74-2748292
N.M. Espanola Three Plus One Limited Company	New Mexico	6798	74-2748289

5

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	Primary Standard Industrial Classification Code No.	I.R.S. Employer Identification No.
N.M. Lordsburg Three Plus One Limited Company	New Mexico	6798	74-2748286
N.M. Silver City Three Plus One Limited Company	New Mexico	6798	74-2748283
New Hope Property, L.L.C.	Delaware	6798	61-1720871
Newtown ALF Property, L.L.C.	Delaware	6798	27-4083571
Nicholasville Kentucky Property, L.L.C.	Delaware	6798	46-5411821
North Las Vegas LLC	Delaware	6798	20-3098036
North Royalton Ohio Property, L.L.C.	Delaware	6798	37-1729308
Norwalk ALF Property, L.L.C.	Delaware	6798	27-4083805
NRS Ventures, L.L.C.	Delaware	6798	38-4236118
Oakland Nursing Homes, L.L.C.	Delaware	6798	36-4572018
Ocean Springs Nursing Home, LLC	Mississippi	6798	58-2635823
October Associates, L.L.C.	Delaware	6798	36-4572030
Ogden Associates, L.L.C.	Delaware	6798	36-4412291
OHI (Connecticut), LLC	Connecticut	6798	06-1552120
OHI (Illinois), LLC	Illinois	6798	47-3264182
OHI (Indiana), LLC	Indiana	6798	38-3568359
OHI (Iowa), LLC	Iowa	6798	38-3377918
OHI Asset (AR) Ash Flat, LLC	Delaware	6798	46-3670959
OHI Asset (AR) Camden, LLC	Delaware	6798	46-3672608
OHI Asset (AR) Conway, LLC	Delaware	6798	61-1721332
OHI Asset (AR) Des Arc, LLC	Delaware	6798	46-3691025
OHI Asset (AR) Hot Springs, LLC	Delaware	6798	80-0951655
OHI Asset (AR) Malvern, LLC	Delaware	6798	46-3719491
OHI Asset (AR) Mena, LLC	Delaware	6798	38-3915930
OHI Asset (AR) Pocahontas, LLC	Delaware	6798	46-3728913
OHI Asset (AR) Sheridan, LLC	Delaware	6798	46-3739623
OHI Asset (AR) Walnut Ridge, LLC	Delaware	6798	46-3751920
OHI Asset (AZ) Austin House, LLC	Delaware	6798	46-4385050
OHI Asset (CA), LLC	Delaware	6798	04-3759925
OHI Asset (CO), LLC	Delaware	6798	84-1706510
OHI Asset (CT) Lender, LLC	Delaware	6798	75-3205111
OHI Asset (FL) Eustis, LLC	Delaware	6798	61-1773617
OHI Asset (FL) Lake Placid, LLC	Delaware	6798	46-3827043
OHI Asset (FL) Lender, LLC	Delaware	6798	27-4450390
OHI Asset (FL) Lutz, LLC	Delaware	6798	30-0858827
OHI Asset (FL) Pensacola - Hillview, LLC	Delaware	6798	36-4821441
OHI Asset (FL), LLC	Delaware	6798	13-4225158
OHI Asset (GA) Dunwoody, LLC	Delaware	6798	30-0869546
OHI Asset (GA) Macon, LLC	Delaware	6798	47-1027224
OHI Asset (GA) Moultrie, LLC	Delaware	6798	46-4254981
OHI Asset (GA) Roswell, LLC	Delaware	6798	36-4808609
OHI Asset (GA) Snellville, LLC	Delaware	6798	46-4259685
OHI Asset (ID) Holly, LLC	Delaware	6798	46-4268973
OHI Asset (ID) Midland, LLC	Delaware	6798	46-4279515
OHI Asset (ID), LLC	Delaware	6798	04-3759931
OHI Asset (IL), LLC	Delaware	6798	14-1951802
OHI Asset (IN) American Village, LLC	Delaware	6798	46-0985915
OHI Asset (IN) Anderson, LLC	Delaware	6798	46-0989235
OHI Asset (IN) Beech Grove, LLC	Delaware	6798	46-1000956
OHI Asset (IN) Clarksville, LLC	Delaware	6798	46-1011127
OHI Asset (IN) Clinton, LLC	Delaware	6798	46-4095764
OHI Asset (IN) Connersville, LLC	Delaware	6798	46-4289202
OHI Asset (IN) Crown Point, LLC	Delaware	6798	46-1738072
OHI Asset (IN) Eagle Valley, LLC	Delaware	6798	46-1021612

6

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	Primary Standard Industrial Classification Code No.	I.R.S. Employer Identification No.
OHI Asset (IN) Elkhart, LLC	Delaware	6798	46-1035197
OHI Asset (IN) Forest Creek, LLC	Delaware	6798	46-1040435
OHI Asset (IN) Fort Wayne, LLC	Delaware	6798	46-1050897
OHI Asset (IN) Franklin, LLC	Delaware	6798	46-1062818
OHI Asset (IN) Greensburg, LLC	Delaware	6798	38-3879137
OHI Asset (IN) Indianapolis, LLC	Delaware	6798	36-4736441
OHI Asset (IN) Jasper, LLC	Delaware	6798	46-4100999
OHI Asset (IN) Kokomo, LLC	Delaware	6798	46-1071289
OHI Asset (IN) Lafayette, LLC	Delaware	6798	46-1085161
OHI Asset (IN) Madison, LLC	Delaware	6798	46-1745924
OHI Asset (IN) Monticello, LLC	Delaware	6798	46-1090601
OHI Asset (IN) Noblesville, LLC	Delaware	6798	46-1103366
OHI Asset (IN) Rosewalk, LLC	Delaware	6798	46-1116285
OHI Asset (IN) Salem, LLC	Delaware	6798	46-4111473
OHI Asset (IN) Seymour, LLC	Delaware	6798	46-4133715
OHI Asset (IN) Spring Mill, LLC	Delaware	6798	46-1120573
OHI Asset (IN) Terre Haute, LLC	Delaware	6798	46-1140102
OHI Asset (IN) Wabash, LLC	Delaware	6798	38-3879151
OHI Asset (IN) Westfield, LLC	Delaware	6798	32-0381277
OHI Asset (IN) Zionsville, LLC	Delaware	6798	46-1152307
OHI Asset (LA) Baton Rouge, LLC	Delaware	6798	37-1785874
OHI Asset (LA), LLC	Delaware	6798	04-3759935
OHI Asset (MD), LLC	Delaware	6798	45-2611748
OHI Asset (MI) Heather Hills, LLC	Delaware	6798	46-1515395
OHI Asset (MI), LLC	Delaware	6798	27-3378345
OHI Asset (MO), LLC	Delaware	6798	04-3759939
OHI Asset (MS) Byhalia, LLC	Delaware	6798	46-4298734
OHI Asset (MS) Cleveland, LLC	Delaware	6798	36-4774986
OHI Asset (MS) Clinton, LLC	Delaware	6798	80-0965657
OHI Asset (MS) Columbia, LLC	Delaware	6798	46-4340609
OHI Asset (MS) Corinth, LLC	Delaware	6798	46-4351222
OHI Asset (MS) Greenwood, LLC	Delaware	6798	46-4361245
OHI Asset (MS) Grenada, LLC	Delaware	6798	46-4376223
OHI Asset (MS) Holly Springs, LLC	Delaware	6798	38-3921178
OHI Asset (MS) Indianola, LLC	Delaware	6798	90-1036275
OHI Asset (MS) Natchez, LLC	Delaware	6798	46-4384987
OHI Asset (MS) Picayune, LLC	Delaware	6798	90-1036523
OHI Asset (MS) Vicksburg, LLC	Delaware	6798	90-1036559
OHI Asset (MS) Yazoo City, LLC	Delaware	6798	38-3921461
OHI Asset (NC) Wadesboro, LLC	Delaware	6798	35-2492230
OHI Asset (NY) 2nd Avenue, LLC	Delaware	6798	30-0874937
OHI Asset (NY) 93rd Street, LLC	Delaware	6798	32-0470120
OHI Asset (OH) Lender, LLC	Delaware	6798	51-0529744
OHI Asset (OH), LLC	Delaware	6798	04-3759938
OHI Asset (OR) Portland, LLC	Delaware	6798	30-0805633
OHI Asset (OR) Troutdale, LLC	Delaware	6798	47-2564223
OHI Asset (PA) GP, LLC	Delaware	6798	47-2553542
OHI Asset (PA) West Mifflin, LP	Delaware	6798	30-0852028
OHI Asset (PA), LLC	Delaware	6798	90-0137715
OHI Asset (PA), LP	Maryland	6798	54-6643405
OHI Asset (SC) Aiken, LLC	Delaware	6798	46-4426281
OHI Asset (SC) Anderson, LLC	Delaware	6798	46-4455254
OHI Asset (SC) Easley Anne, LLC	Delaware	6798	46-4475177
OHI Asset (SC) Easley Crestview, LLC	Delaware	6798	46-4489507

7

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	Primary Standard Industrial Classification Code No.	I.R.S. Employer Identification No.
OHI Asset (SC) Edgefield, LLC	Delaware	6798	46-4494366
OHI Asset (SC) Greenville Griffith, LLC	Delaware	6798	46-4510885
OHI Asset (SC) Greenville Laurens, LLC	Delaware	6798	46-4524387
OHI Asset (SC) Greenville North, LLC	Delaware	6798	46-4538349
OHI Asset (SC) Greenville, LLC	Delaware	6798	47-1053139
OHI Asset (SC) Greer, LLC	Delaware	6798	46-4551649
OHI Asset (SC) Marietta, LLC	Delaware	6798	46-4569172
OHI Asset (SC) McCormick, LLC	Delaware	6798	46-4597938
OHI Asset (SC) Orangeburg, LLC	Delaware	6798	47-1034331
OHI Asset (SC) Pickens East Cedar, LLC	Delaware	6798	46-4613823
OHI Asset (SC) Pickens Rosemond, LLC	Delaware	6798	46-4629569
OHI Asset (SC) Piedmont, LLC	Delaware	6798	46-4640288
OHI Asset (SC) Simpsonville SE Main, LLC	Delaware	6798	46-4682098
OHI Asset (SC) Simpsonville West Broad, LLC	Delaware	6798	46-4695995
OHI Asset (SC) Simpsonville West Curtis, LLC	Delaware	6798	46-4712666
OHI Asset (TN) Bartlett, LLC	Delaware	6798	46-4727889
OHI Asset (TN) Collierville, LLC	Delaware	6798	46-4738239
OHI Asset (TN) Jefferson City, LLC	Delaware	6798	61-1750374
OHI Asset (TN) Memphis, LLC	Delaware	6798	46-4750926
OHI Asset (TN) Rogersville, LLC	Delaware	6798	38-3954783
OHI Asset (TX) Anderson, LLC	Delaware	6798	46-4764905
OHI Asset (TX) Bryan, LLC	Delaware	6798	46-4781488
OHI Asset (TX) Burleson, LLC	Delaware	6798	46-4795498
OHI Asset (TX) College Station, LLC	Delaware	6798	46-4805289
OHI Asset (TX) Comfort, LLC	Delaware	6798	46-4815908
OHI Asset (TX) Diboll, LLC	Delaware	6798	46-4843528
OHI Asset (TX) Granbury, LLC	Delaware	6798	46-4852513
OHI Asset (TX) Hondo, LLC	Delaware	6798	46-1346058
OHI Asset (TX) Italy, LLC	Delaware	6798	46-4873054
OHI Asset (TX) Winnsboro, LLC	Delaware	6798	46-4881288
OHI Asset (TX), LLC	Delaware	6798	04-3759927
OHI Asset (UT) Ogden, LLC	Delaware	6798	46-4903181
OHI Asset (UT) Provo, LLC	Delaware	6798	46-4915063
OHI Asset (UT) Roy, LLC	Delaware	6798	46-4931511
OHI Asset (VA) Charlottesville, LLC	Delaware	6798	46-4945417
OHI Asset (VA) Farmville, LLC	Delaware	6798	46-4955482
OHI Asset (VA) Hillsville, LLC	Delaware	6798	46-4987367
OHI Asset (VA) Martinsville SNF, LLC	Delaware	6798	37-1791389
OHI Asset (VA) Rocky Mount, LLC	Delaware	6798	46-5002710
OHI Asset (WA) Battle Ground, LLC	Delaware	6798	46-5006928
OHI Asset (WA) Fort Vancouver, LLC	Delaware	6798	36-4817415
OHI Asset (WV) Danville, LLC	Delaware	6798	47-1084194
OHI Asset (WV) Ivydale, LLC	Delaware	6798	47-1112048
OHI Asset CHG ALF, LLC	Delaware	6798	38-3945599
OHI Asset CSB LLC	Delaware	6798	27-2820083
OHI Asset CSE-E, LLC	Delaware	6798	27-1675861
OHI Asset CSE-U, LLC	Delaware	6798	27-1675768
OHI Asset CSE-E Subsidiary, LLC	Delaware	6798	61-1756267
OHI Asset CSE-U Subsidiary, LLC	Delaware	6798	32-0459385
OHI Asset HUD CFG, LLC	Delaware	6798	45-3662151
OHI Asset HUD Delta, LLC	Delaware	6798	27-1895030
OHI Asset HUD H-F, LLC	Delaware	6798	27-1894893
OHI Asset HUD SF CA, LLC	Delaware	6798	46-1251365
OHI Asset HUD SF, LLC	Delaware	6798	80-0830116

8

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	Primary Standard Industrial Classification Code No.	I.R.S. Employer Identification No.
OHI Asset HUD WO, LLC	Delaware	6798	45-2379675
OHI Asset II (CA), LLC	Delaware	6798	20-1000879
OHI Asset II (FL), LLC	Delaware	6798	27-1813906
OHI Asset II (PA), LP	Maryland	6798	84-6390330
OHI Asset III (PA), LP	Maryland	6798	84-6390331
OHI Asset IV (PA) Silver Lake, LP	Maryland	6798	80-6146794
OHI Asset Management, LLC	Delaware	6798	36-4798979
OHI Asset RO PMM Services, LLC	Delaware	6798	46-4309941
OHI Asset RO, LLC	Delaware	6798	90-1018980
OHI Asset, LLC	Delaware	6798	32-0079270
OHI Healthcare Properties Holdco, Inc.	Delaware	6798	47-2148273
OHI Healthcare Properties Limited Partnership	Delaware	6798	36-4796206
OHI Mezz Lender, LLC	Delaware	6798	46-3201249
OHI Tennessee, LLC	Maryland	6798	38-3509157
OHIMA, LLC	Massachusetts	6798	06-1552118
Ohio Aviv Three, L.L.C.	Delaware	6798	27-5082021
Ohio Aviv Two, L.L.C.	Delaware	6798	27-5081906
Ohio Aviv, L.L.C.	Delaware	6798	36-4597043
Ohio Indiana Property, L.L.C.	Delaware	6798	36-4764623
Ohio Pennsylvania Property, L.L.C.	Delaware	6798	32-0350654
Oklahoma Two Property, L.L.C.	Delaware	6798	37-1695177
Oklahoma Warr Wind, L.L.C.	Delaware	6798	38-3886603
Omaha Associates, L.L.C.	Delaware	6798	36-4572019
Omega TRS I, Inc.	Maryland	6798	38-3587540
Orange ALF Property, L.L.C.	Delaware	6798	27-4083471
Orange Village Care Center, LLC	Ohio	6798	34-1321728
Orange, L.L.C.	Illinois	6798	36-4095365
Oregon Associates, L.L.C.	Delaware	6798	36-4572024
Oso Avenue Property, L.L.C.	Delaware	6798	30-0767014
Ostrom Avenue Property, L.L.C.	Delaware	6798	32-0457123
Palm Valley Senior Care, LLC	Arizona	6798	75-3153681
Panama City Nursing Center LLC	Delaware	6798	20-2568041
Pavillion North Partners, LLC	Pennsylvania	6798	47-3255261
Pavillion North, LLP	Pennsylvania	6798	75-3202956
Pavillion Nursing Center North, LLC	Pennsylvania	6798	47-3259540
Peabody Associates Two, L.L.C.	Delaware	6798	27-5346222
Peabody Associates, L.L.C.	Delaware	6798	36-4572029
Pennington Road Property, L.L.C.	Delaware	6798	36-4768380
Pensacola Real Estate Holdings I, LLC	Florida	6798	59-3667935
Pensacola Real Estate Holdings II, LLC	Florida	6798	59-3667937
Pensacola Real Estate Holdings III, LLC	Florida	6798	59-3667939
Pensacola Real Estate Holdings IV, LLC	Florida	6798	59-3667940
Pensacola Real Estate Holdings V, LLC	Florida	6798	59-3667941
Pocatello Idaho Property, L.L.C.	Delaware	6798	35-2449870
Pomona Vista L.L.C.	Illinois	6798	36-4111095
Prescott Arkansas, L.L.C.	Delaware	6798	04-3835264
PV Realty-Willow Tree, LLC	Maryland	6798	27-0328038
Raton Property Limited Company	New Mexico	6798	36-4111094
Ravenna Ohio Property, L.L.C.	Delaware	6798	61-1692048
Red Rocks, L.L.C.	Illinois	6798	36-4192351
Richland Washington, L.L.C.	Delaware	6798	26-0081509
Ridgecrest Senior Care, LLC	Arizona	6798	20-1998988
Riverside Nursing Home Associates Two, L.L.C.	Delaware	6798	27-3524946
Riverside Nursing Home Associates, L.L.C.	Delaware	6798	36-4340184

9

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	Primary Standard Industrial Classification Code No.	I.R.S. Employer Identification No.
Rockingham Drive Property, L.L.C.	Delaware	6798	35-2485732
Rose Baldwin Park Property L.L.C.	Illinois	6798	36-4111092
S.C. Portfolio Property, L.L.C.	Delaware	6798	32-0457621
Salem Associates, L.L.C.	Delaware	6798	36-4572028
San Juan NH Property, LLC	Delaware	6798	11-3714511
Sandalwood Arkansas Property, L.L.C.	Delaware	6798	61-1665105
Santa Ana-Bartlett, L.L.C.	Illinois	6798	36-4212739
Santa Fe Missouri Associates, L.L.C.	Illinois	6798	36-4165126
Savoy/Bonham Venture, L.L.C.	Delaware	6798	36-4572026
Searcy Aviv, L.L.C.	Delaware	6798	38-3779442
Sedgwick Properties, L.L.C.	Delaware	6798	36-4694767
Seguin Texas Property, L.L.C.	Delaware	6798	35-2456377
Sierra Ponds Property, L.L.C.	Delaware	6798	38-3888430
Skyler Boyington, LLC	Mississippi	6798	42-1572543
Skyler Florida, LLC	Mississippi	6798	64-0821299
Skyler Maitland LLC	Delaware	6798	20-3888672
Skyler Pensacola, LLC	Florida	6798	59-3561064
Skyview Associates, L.L.C.	Delaware	6798	36-4572023
Southeast Missouri Property, L.L.C.	Delaware	6798	27-3502072
Southern California Nevada, L.L.C.	Delaware	6798	30-0705746
St. Joseph Missouri Property, L.L.C.	Delaware	6798	36-4597042
St. Mary’s Properties, LLC	Ohio	6798	20-1914905
Star City Arkansas, L.L.C.	Delaware	6798	43-2089308
Stephenville Texas Property, L.L.C.	Delaware	6798	46-5421870
Sterling Acquisition, LLC	Kentucky	6798	38-3207992
Stevens Avenue Property, L.L.C.	Delaware	6798	35-2446030
Sun-Mesa Properties, L.L.C.	Illinois	6798	36-4047650
Suwanee, LLC	Delaware	6798	20-5223977
Texas Fifteen Property, L.L.C.	Delaware	6798	35-2437626
Texas Four Property, L.L.C.	Delaware	6798	46-5459201
Texas Lessor – Stonegate GP, LLC	Maryland	6798	32-0008071
Texas Lessor – Stonegate, Limited, LLC	Maryland	6798	32-0008072
Texas Lessor – Stonegate, LP	Maryland	6798	32-0008073
Texhoma Avenue Property, L.L.C.	Delaware	6798	35-2470607
The Suburban Pavilion, LLC	Ohio	6798	34-1035431
Tujunga, L.L.C.	Delaware	6798	36-4389732
Tulare County Property, L.L.C.	Delaware	6798	46-5446413
VRB Aviv, L.L.C.	Delaware	6798	76-0802032
Washington Idaho Property, L.L.C.	Delaware	6798	61-1743318
Washington Lessor – Silverdale, LLC	Maryland	6798	56-2386887
Washington-Oregon Associates, L.L.C.	Illinois	6798	36-4192347
Watauga Associates, L.L.C.	Illinois	6798	36-4163268
Wellington Leasehold, L.L.C.	Delaware	6798	27-3971187
West Pearl Street, L.L.C.	Delaware	6798	81-0637081
West Yarmouth Property I, L.L.C.	Delaware	6798	46-5495346
Westerville Ohio Office Property, L.L.C.	Delaware	6798	32-0452280
Wheeler Healthcare Associates, L.L.C.	Texas	6798	74-2752353
Whitlock Street Property, L.L.C.	Delaware	6798	32-0419832
Wilcare, LLC	Ohio	6798	26-0110550
Willis Texas Aviv, L.L.C.	Delaware	6798	37-1522942
Yuba Aviv, L.L.C.	Delaware	6798	11-3750228

(1)	Address, including zip code, and telephone number, including area code, of the principal executive offices of each subsidiary guarantor listed in Schedule A is c/o Omega Healthcare Investors, Inc., 200 International Circle, Suite 3500, Hunt Valley, Maryland, 21030 and the telephone number is (410) 427-1700.

10

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers.

Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15	Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1.	A copy of the Articles of Association of the Trustee.*

2.	A copy of the certificate of authority of the Trustee to commence business, attached as Exhibit 2.

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, attached as Exhibit 3.

4.	A copy of the existing bylaws of the Trustee.**

5.	A copy of each Indenture referred to in Item 4. Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.	Report of Condition of the Trustee as of December 31, 2014 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

* Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.
** Incorporated by reference to Exhibit 25.1 to registration statement on S-3ASR, Registration Number 333-199863 filed on November 5, 2014.

11

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, State of Georgia on the 12th of November, 2015.

By:	/s/ David Ferrell
David Ferrell
Vice President

12

Exhibit 2

Office of the Comptroller of the Currency
Washington, DC 20219

CERTIFICATE OF CORPORATE EXISTENCE

I, Thomas J. Curry, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq, as amended, and 12 USC 1, et seq, as amended, has possession, custody, and control of all records pertaining to the chartering, regulation, and supervision of all national banking associations.

2. “U.S. Bank National Association,” Cincinnati, Ohio (Charter No. 24), is a national banking association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this certificate.

IN TESTIMONY WHEREOF, today, July 3, 2015, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the U.S. Department of the Treasury, in the City of Washington, District of Columbia.

Comptroller of the Currency

13

Exhibit 3

Office of the Comptroller of the Currency
Washington, DC 20219

CERTIFICATION OF FIDUCIARY POWERS

I, Thomas J. Curry, Comptroller of the Currency, do hereby certify that:

1. The Office of the Comptroller of the Currency, pursuant to Revised Statutes 324, et seq, as amended, and 12 USC 1, et seq, as amended, has possession, custody, and control of all records pertaining to the chartering, regulation, and supervision of all national banking associations.

2. “U.S. Bank National Association,” Cincinnati, Ohio (Charter No. 24), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 USC 92a, and that the authority so granted remains in full force and effect on the date of this certificate.

IN TESTIMONY WHEREOF, today, July 3, 2015, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the U.S. Department of the Treasury, in the City of Washington, District of Columbia.

Comptroller of the Currency

14

Exhibit 6

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: November 12, 2015

By:	/s/ David Ferrell
David Ferrell
Vice President

15

Exhibit 7

U.S. Bank National Association

Statement of Financial Condition

As of 9/30/2015

($000’s)

9/30/2015
Assets
Cash and Balances Due From	$10,415,443
Depository Institutions
Securities	104,656,800
Federal Funds	100,570
Loans & Lease Financing Receivables	254,216,913
Fixed Assets	4,639,396
Intangible Assets	12,997,753
Other Assets	23,862,998
Total Assets	$410,889,873

Liabilities
Deposits	$305,185,303
Fed Funds	1,491,858
Treasury Demand Notes	0
Trading Liabilities	1,227,900
Other Borrowed Money	45,698,345
Acceptances	0
Subordinated Notes and Debentures	3,150,000
Other Liabilities	11,782,630
Total Liabilities	$368,536,036

Equity
Common and Preferred Stock	18,200
Surplus	14,266,400
Undivided Profits	27,210,891
Minority Interest in Subsidiaries	858,346
Total Equity Capital	$42,353,837

Total Liabilities and Equity Capital	$410,889,873

16